UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 20, 2009

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03                    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 20, 2009, the Board of Directors of The Cheesecake Factory Incorporated (the “Company”) approved amendments to the Company’s Bylaws relating to stockholder nominations of persons to be elected to the Company’s Board of Directors and the timeliness of such nominations.

The Amended and Restated Bylaws are attached as Exhibit 3.8, with changes marked by strike-through or underline, to this report and are hereby incorporated by reference herein.

SECTION 8 – OTHER EVENTS

ITEM 8.01                    OTHER EVENTS.

In a press release dated May 26, 2009, the Company announced that it will present at the Goldman Sachs Lodging, Gaming, Restaurant and Leisure Conference 2009 in New York City on June 2, 2009 at 9:00 a.m. Eastern Time.  David Overton, Chairman and CEO, and W. Douglas Benn, Executive Vice President and CFO, will present on behalf of the Company.

The presentation will be webcast on the Company’s website at thecheesecakefactory.com and can be accessed by clicking on the “Investors” link from the home page and the conference webcast link at the top of the page.  An archive of the webcast will be available following the live presentation for 30 days.

The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

In a separate press release dated May 27, 2009, the Company announced the results of its Annual Meeting of Stockholders, which was held on May 20, 2009.

Stockholders voted to reelect independent directors Alexander L. Cappello and Jerome I. Kransdorf to the Company’s Board of Directors.  In addition, stockholders elected David B. Pittaway, also an independent director, to fill the vacancy resulting from the retirement of Wayne H. White. In addition to serving on the Board of Directors, Mr. Pittaway will serve on the Audit Committee.  Each of the directors elected will serve a term that expires at the Company’s 2011 Annual Meeting of Stockholders and until respective successors shall be elected and qualified.  In 2011, all directors will stand for election to one-year terms as a result of the elimination of the Company’s classified board structure, which stockholders approved last year.

Stockholders also ratified the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal 2009, which ends on December 29, 2009.  Proposals to amend the Company’s Certificate of Incorporation to remove certain supermajority voting provisions and to permit stockholder action by written consent in certain circumstances did not receive the requisite number of votes and were therefore not approved by stockholders.

The results of the vote taken for each proposal are as follows:

Proposal 1: Election of Directors

Name	For	Withheld
Alexander L. Cappello	36,889,552	19,734,046
Jerome I. Kransdorf	33,728,373	22,895,225
David B. Pittaway	55,955,152	668,446

Proposal 2: Approval of Amendments to the Company’s Certificate of Incorporation to Remove Certain Supermajority Voting Provisions

For	Against	Abstain	Broker Non-Votes
47,109,817	241,968	31,951	9,239,862

Proposal 3: Approval of Amendments to the Company’s Certificate of Incorporation to Permit Stockholder Action by Written Consent

For	Against	Abstain	Broker Non-Votes
46,575,303	783,683	24,749	9,239,863

Proposal 4: Ratification of Selection of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 29, 2009

For	Against	Abstain
55,309,287	1,281,829	32,482

The full text of the press release is attached as Exhibit 99.2 to this report and is hereby incorporated by reference herein.

SECTION 9        FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

3.8	Amended and Restated Bylaws
99.1	Press release dated May 26, 2009 entitled, “The Cheesecake Factory to Present at the Goldman Sachs Lodging, Gaming, Restaurant and Leisure Conference 2009”
99.2	Press release dated May 27, 2009 entitled, “The Cheesecake Factory Holds Annual Meeting of Stockholders”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2009	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ W. DOUGLAS BENN
W. Douglas Benn Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
3.8	Amended and Restated Bylaws

99.1	Press release dated May 26, 2009 entitled, “The Cheesecake Factory to Present at the Goldman Sachs Lodging, Gaming, Restaurant and Leisure Conference 2009”

99.2	Press release dated May 27, 2009 entitled, “The Cheesecake Factory Holds Annual Meeting of Stockholders”